[Missing Graphic Reference]	William J. Evers Vice President, Corporate Counsel
213 Washington Street, 15th Floor Newark, NJ 07102-2917 Tel 973 802-3716 william.evers@prudential.com
September 8, 2014

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:           Prudential Annuities Life Assurance Corporation Variable Account E
File No. 811-07260

Members of the Commission:

On behalf of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account E,  we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying funds for the period ended June 30, 2014, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Columbia Funds Variable Insurance Trust	811-05199
Columbia Funds Variable Series Trust II	811-22127

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant.  We understand that the funds have filed or will file these reports with the Commission.

Please call me at (973) 802-3716 if you have any questions.

Very truly yours,

/s/ William J. Evers

William J. Evers